UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2011

Marathon Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35054	27-1284632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

539 South Main Street Findlay, Ohio		45840-3229
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (419) 422-2121

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 1, 2011, Marathon Petroleum Corporation issued a press release announcing third quarter 2011 earnings. The press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 1, 2011, issued by Marathon Petroleum Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: November 1, 2011	By:	/s/ Michael G. Braddock
Name: Michael G. Braddock
Title: Vice President and Controller